Supplement dated July 1, 2003
           to Choice, Select, and Plus Prospectuses dated May 1, 2003

   Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts

                                    issued by

                     The Sage Variable Annuity Account A and
                      Sage Life Assurance of America, Inc.


This Supplement should be attached to your Choice, Select, or Plus prospectus for the flexible payment deferred combination fixed and variable annuity contract. The terms of this Supplement are effective as of the date of this Supplement.

The 1- and 2-year Guarantee Periods of the Fixed Account are not currently available for additional purchase payments, transfers, or renewal options.



Contact our Customer Service Center for more information.



                      Sage Life Assurance of America, Inc.
                             Customer Service Center
                                 P.O. Box 290680
                           Wethersfield, CT 06129-0680
                                 (877) 835-7243